Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SL Green Operating Partnership, L.P. (the “Operating Partnership”) on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew J. DiLiberto, Chief Financial Officer of SL Green Realty Corp, the sole general partner of the Operating Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/s/ Matthew J. DiLiberto
Name:	Matthew J. DiLiberto
Title:	Chief Financial Officer
of SL Green Realty Corp., the
general partner of the Operating Partnership

May 9, 2016